UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06180

Name of Fund: Merrill Lynch Utilities and Telecommunications Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Utilities and Telecommunications Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 11/30/05

Item 1 - Report to Stockholders

                           Merrill Lynch Utilities and
                           Telecommunications
                           Fund, Inc.

Annual Report
November 30, 2005

Merrill Lynch Utilities and Telecommunications Fund, Inc.

Industry Classification as a Percentage of Total Investments as of November 30, 2005

Below is a pie chart showing the Industry Classification as a Percentage of Total Investments as of November 30, 2005

Electric Utilities ......................................................  26.8%
Multi-Utilities .........................................................  16.3%
Diversified Telecommunication Services ..................................  15.8%
Independent Power Producers & Energy Traders ............................  13.5%
Wireless Telecommunication Services .....................................   8.3%
Gas Utilities ...........................................................   5.7%
Oil, Gas & Consumable Fuels .............................................   5.5%
Media ...................................................................   2.2%
Energy Equipment & Services .............................................   1.1%
Commercial Services & Supplies ..........................................   0.4%
Other* ..................................................................   4.4%

*     Includes portfolio holdings in short-term investments.

      For Fund purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Portfolio Information as of November 30, 2005

                                                                      Percent of
Geographic Allocation                                                  Equities
--------------------------------------------------------------------------------
United States .........................................................  74.7%
Canada ................................................................   7.1
United Kingdom ........................................................   4.9
Spain .................................................................   2.6
Germany ...............................................................   2.1
Brazil ................................................................   2.0
France ................................................................   1.9
Mexico ................................................................   1.6
Italy .................................................................   1.3
Czech Republic ........................................................   0.6
Austria ...............................................................   0.4
Belgium ...............................................................   0.4
Norway ................................................................   0.4
--------------------------------------------------------------------------------

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
TXU Corporation ........................................................  6.8%
Exelon Corp. ...........................................................  3.5
Dominion Resources, Inc. ...............................................  3.4
TELUS ..................................................................  2.8
PPL Corp. ..............................................................  2.7
Verizon Communications, Inc. ...........................................  2.5
Alltel Corp. ...........................................................  2.4
Spring Nextel Corp. ....................................................  2.3
Constellation Energy Group, Inc. .......................................  2.1
Edison International ...................................................  2.1
--------------------------------------------------------------------------------


2      MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:

Total Returns as of November 30, 2005                                 6-month  12-month
=======================================================================================
U.S. equities (Standard & Poor's 500 Index) ........................  + 5.88%   + 8.44%
---------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index) .......................  +10.47    + 8.14
---------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index).....  +11.23    +13.25
---------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index) ................  - 0.48    + 2.40
---------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)......  + 0.36    + 3.88
---------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)......  + 2.33    + 2.94
---------------------------------------------------------------------------------------

With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                           Sincerely,


                                           /s/ Robert C. Doll, Jr.

                                           Robert C. Doll, Jr.
                                           President and Director


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005       3

A Discussion With Your Fund's Portfolio Manager

      The Fund provided strong positive returns for the fiscal year, benefiting from favorable stock selection in the domestic electric utility sector and in several utility companies in Europe and Brazil.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2005, Merrill Lynch Utilities and Telecommunications Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +16.95%, +16.26%, +16.34% and +17.25%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utility Index, posted respective returns of +8.44% and +18.60%, while the Lipper Utility Funds category recorded an average return of +15.91%. (Funds in this Lipper category invest at least 65% of their equity portfolios in utility shares.)

Stock selection in the domestic electric utility sector contributed significantly to the Fund's strong performance for the fiscal year. This sector continued to benefit from favorable dividend yields relative to the broader equity market, improving company fundamentals, and a mixed outlook for equity markets and U.S. interest rates. Moreover, several companies have the ability to pass rising fuel costs directly through to the end consumer and, therefore, were not affected by the higher input costs that many other industries have had to deal with following the hurricanes in the summer of 2005. Electric utility companies with above-average levels of electricity generation coming from nuclear plants also did well as their relatively lower generation costs enabled them to become extremely competitive.

Several of our utility holdings in Europe and Brazil also added to the Fund's performance during the period. The managements of several of these companies are focused on future growth, selling non-core assets and exercising discipline in evaluating new opportunities. Moreover, rising electricity prices in unregulated markets also benefited several of these companies.

Fund performance slightly lagged that of the S&P Utility Index, as utility stocks outperformed shares of telecommunications companies, which are not represented in the benchmark. The telecommunication services sector both in the United States and abroad continued to be challenged by declining wireline access lines and pricing pressures on some of the more competitive products. The need to increase capital expenditures in order to deploy new technologies also had a negative effect on the sector, as this reduced many companies' free cash flow. The net performance of this sector was negative during the period. The few exceptions have been those companies that have more wireless than wireline business, including TELUS Corp. of Canada, or that are involved in potential merger-and-acquisition deals, such as Nextel Partners Inc.

Higher natural gas prices hindered the performance of our holdings in the relatively small natural gas utility sector. Although many of these companies have the ability to pass higher fuel costs through to consumers, investors became concerned about customers' ability to pay bills that could be about 20% higher than last year and the potential for higher allowances for bad debt. The net results will most likely not be seen until early 2006. Stock price performance from this group generally has been positive, albeit mainly in the single-digit percentage range.

For the six-month period ended November 30, 2005, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +8.06%, +7.70%, +7.78% and +8.11%, respectively. For the same period, the S&P 500 Index returned +5.88%, the S&P Utility Index had a return of +6.11% and the Lipper Utility Funds category posted an average return of +7.15%.

What changes were made to the portfolio during the period?

Most notably, we reduced the Fund's exposure to the telecommunication services sector, trimming our commitment from 30% of net assets to 25% by period-end. The portfolio's weighting in diversified telecommunications companies declined from 22% of net assets to approximately 16% during the 12-month period. The wireless telecommunications sector allocation rose slightly from 8% of net assets at the beginning of the fiscal year to 9% at November 30, 2005.

Some of the reductions in our weightings resulted from merger-and-acquisition activity, as Sprint Corp. purchased Nextel Communications Inc., and Alltel Corp. completed its purchase of Western Wireless Corp. We also trimmed some of our European telecommunications holdings given their strong relative outperformance in 2004. We believe fundamentals in that sector are coming under pressure from increased


4      MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005
competition and higher capital spending. In addition, merger-and-acquisition activity has accelerated, thereby increasing investors' uncertainty, particularly in the short term.

The Fund's position in the energy sector increased modestly from 6.3% of net assets to 6.6% year over year, but reached as high as 11% during the 12-month period. Concerns that the demand for natural gas and coal would outstrip supply presented investment opportunities. We reinvested the capital raised from our sales of telecommunications company shares into the energy sector. Consequently, the Fund posted strong performance in the third quarter of 2005, when many of the stocks we purchased hit new 52-week highs. As valuations became more expensive, we took profits in the energy sector, mainly through the sale of coal mining and production company stocks after their share prices had risen significantly. In addition, our discussions with many utility customers led us to believe that there most likely would not be a supply problem in coal for the next several months. While it appears that we may have been a bit premature in reducing our exposure to coal companies, we believed that their valuation levels were high.

Our weighting in the utility sector rose from approximately 58% of net assets at the start of the fiscal year to 61% at period-end. While reducing our positions in companies that we believed would experience relatively low growth going forward, we added to holdings that we deemed to have solid underlying fundamentals and visible earnings outlooks.

How would you characterize the Fund's position at the close of the period?

At November 30, 2005, the portfolio consisted of 99 holdings across 13 countries. The Fund's two largest sector exposures were in electric utilities (27% of net assets) and diversified telecommunication services (16%), and the largest country weighting was in the United States, at 70.8% of net assets. We continue to seek capital appreciation and total return for our shareholders, and the majority of the stocks in the portfolio pay dividends.

Our focus in the utility sector is on companies with the most visible earnings outlooks. We believe these companies have the potential to provide relatively high dividend payouts and maintain attractive valuations. Discussion of merger-and-acquisition activity within the sector continues. We also have a number of holdings that have unregulated energy generation, which may enable them to profit from rising electricity prices as current service contracts end and customers re-sign with the companies.

Within the telecommunication services sector, we maintain our emphasis on companies with greater exposure to the wireless business, where we continue to see an increase in subscribers and more services available for customers. Looking ahead, we will monitor the integration and progress of the new AT&T, Inc. following its acquisition by SBC Communications. Similarly, we are watching the unfolding of the Verizon Communications, Inc./MCI Inc. merger to see if the companies can find greater synergies (i.e., arrangements that are mutually beneficial to the parties involved). In addition, we will see new stocks enter the market as Sprint splits into separate wireline and wireless companies. Alltel also recently announced a split of its wireline and wireless businesses. We believe these types of restructurings could prompt some of the larger telecommunications carriers, such as Verizon, to spin off some of their access lines if the companies' valuation levels become very attractive.

We believe the Fund is appropriately positioned with stocks that we believe will show better-than-average price appreciation. We also have some holdings that offer dividend yields that exceed their respective group averages. However, we have underweighted these stocks given the potential that their returns could lag those of U.S. Treasury securities in the current environment of rising interest rates.

Kathleen M. Anderson
Vice President and Portfolio Manager

December 15, 2005


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005       5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                       6-Month      12-Month       10-Year      Standardized
As of November 30, 2005                                             Total Return  Total Return  Total Return    30-day Yield
============================================================================================================================
ML Utilities and Telecommunications Fund, Inc. Class A Shares*          +8.06%       +16.95%       +146.33%         1.55%
----------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class B Shares*          +7.70        +16.26        +134.19          1.10
----------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class C Shares*          +7.78        +16.34        +133.83          1.05
----------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class I Shares*          +8.11        +17.25        +152.96          1.79
----------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                                      +5.88        + 8.44        +142.87            --
----------------------------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                                  +6.11        +18.60        +101.78            --
----------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6      MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

Performance Data (concluded)

Below is a line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C and Class I Shares compared to growth of an investment in the S&P 500 Index and the S&P Utilities Index. Values are from November 1995 to November 2005:

Total Return Based on a $10,000 Investment

              ML Utilities and           ML Utilities and          ML Utilities and          ML Utilities and     S&P 500
       Telecommunications Fund,  Telecommunications Fund,  Telecommunications Fund,  Telecommunications Fund,   Utilities    S&P 500
         Inc.+--Class A Shares*    Inc.+--Class B Shares*    Inc.+--Class C Shares*    Inc.+--Class I Shares*    Index+++    Index++
11/95                    $9,600                   $10,000                   $10,000                    $9,600     $10,000    $10,000
11/96                   $11,275                   $11,707                   $11,703                   $11,323     $11,257    $12,786
11/97                   $13,456                   $13,905                   $13,886                   $13,548     $12,959    $16,432
11/98                   $16,967                   $17,436                   $17,405                   $17,134     $15,533    $20,320
11/99                   $18,318                   $18,728                   $18,682                   $18,534     $14,396    $24,566
11/00                   $19,183                   $19,524                   $19,525                   $19,473     $20,886    $23,529
11/01                   $17,136                   $17,328                   $17,330                   $17,420     $15,492    $20,653
11/02                   $13,738                   $13,836                   $13,817                   $13,999     $10,694    $17,243
11/03                   $15,697                   $15,700                   $15,699                   $16,035     $13,167    $19,845
11/04                   $20,221                   $20,143                   $20,099                   $20,711     $17,014    $22,396
11/05                   $23,647                   $23,419                   $23,383                   $24,284     $20,178    $24,287

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Utilities and Telecommunications Fund, Inc. invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Average Annual Total Return

                                                  Return Without    Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/05                               +16.95%         +12.27%
--------------------------------------------------------------------------------
Five Years Ended 11/30/05                             + 4.27          + 3.43
--------------------------------------------------------------------------------
Ten Years Ended 11/30/05                              + 9.43          + 8.99
--------------------------------------------------------------------------------

                                                      Return          Return
                                                   Without CDSC     With CDSC++
================================================================================
Class B Shares+
================================================================================
One Year Ended 11/30/05                               +16.26%         +12.26%
--------------------------------------------------------------------------------
Five Years Ended 11/30/05                             + 3.70          + 3.36
--------------------------------------------------------------------------------
Ten Years Ended 11/30/05                              + 8.88          + 8.88
--------------------------------------------------------------------------------

                                                      Return          Return
                                                   Without CDSC     With CDSC++
================================================================================
Class C Shares+++
================================================================================
One Year Ended 11/30/05                               +16.34%         +15.34%
--------------------------------------------------------------------------------
Five Years Ended 11/30/05                             + 3.67          + 3.67
--------------------------------------------------------------------------------
Ten Years Ended 11/30/05                              + 8.87          + 8.87
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 11/30/05                               +17.25%         +12.56%
--------------------------------------------------------------------------------
Five Years Ended 11/30/05                             + 4.51          + 3.66
--------------------------------------------------------------------------------
Ten Years Ended 11/30/05                              + 9.72          + 9.28
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.
+++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                     Beginning          Ending        During the Period*
                                                   Account Value     Account Value     June 1, 2005 to
                                                   June 1, 2005    November 30, 2005  November 30, 2005
========================================================================================================
Actual
========================================================================================================
Class A                                                $1,000          $1,080.60          $    6.31
--------------------------------------------------------------------------------------------------------
Class B                                                $1,000          $1,077.00          $    9.06
--------------------------------------------------------------------------------------------------------
Class C                                                $1,000          $1,077.80          $    9.32
--------------------------------------------------------------------------------------------------------
Class I                                                $1,000          $1,081.10          $    5.01
========================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================
Class A                                                $1,000          $1,019.03          $    6.12
--------------------------------------------------------------------------------------------------------
Class B                                                $1,000          $1,016.38          $    8.80
--------------------------------------------------------------------------------------------------------
Class C                                                $1,000          $1,016.13          $    9.05
--------------------------------------------------------------------------------------------------------
Class I                                                $1,000          $1,020.29          $    4.86
--------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Class A, 1.74% for Class B, 1.79% for Class C and .96% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8      MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

Schedule of Investments                                        (in U.S. dollars)

                                                                     Shares
Country        Industry         Common Stocks                          Held                 Value
====================================================================================================
Austria--0.4%
               Diversified Telecommunication
               Services--0.4%
               Telekom Austria AG                                    14,000             $    633,500
               -------------------------------------------------------------------------------------
               Total Common Stocks in Austria                                                633,500
====================================================================================================
Belgium--0.4%
               Wireless Telecommunication
               Services--0.4%
               Telenet Group Holding NV (a)                          30,000                  580,045
               -------------------------------------------------------------------------------------
               Total Common Stocks in Belgium                                                580,045
====================================================================================================
Brazil--1.9%
               Diversified Telecommunication
               Services--0.5%
               Brasil Telecom Participacoes SA (b)                   18,000                  698,400
               -------------------------------------------------------------------------------------
               Electric Utilities--1.4%
               CPFL Energia SA (b)                                   29,200                1,000,684
               EDP--Energias do Brasil SA (a)                        88,400                1,064,431
                                                                                        ------------
                                                                                           2,065,115
               -------------------------------------------------------------------------------------
               Total Common Stocks in Brazil                                               2,763,515
====================================================================================================
Canada--6.8%
               Diversified Telecommunication
               Services--4.4%
               BCE, Inc.                                            101,700                2,412,324
               TELUS Corp.                                          106,724                4,137,103
                                                                                        ------------
                                                                                           6,549,427
               -------------------------------------------------------------------------------------
               Media--1.1%
               Rogers Communications, Inc. Class B                   41,300                1,578,073
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--1.3%
               EnCana Corp.                                          17,300                  766,438
               Husky Energy, Inc.                                    11,000                  527,996
               Talisman Energy, Inc.                                 11,800                  563,804
                                                                                        ------------
                                                                                           1,858,238
               -------------------------------------------------------------------------------------
               Total Common Stocks in Canada                                               9,985,738
====================================================================================================
Czech Republic--0.6%
               Electric Utilities--0.6%
               CEZ                                                   29,700                  830,204
               -------------------------------------------------------------------------------------
               Total Common Stocks in the Czech Republic                                     830,204
====================================================================================================
France--1.8%
               Diversified Telecommunication
               Services--0.4%
               France Telecom SA                                     24,700                  619,094
               -------------------------------------------------------------------------------------
               Gas Utilities--0.2%
               Gaz de France                                         10,200                  309,051
               -------------------------------------------------------------------------------------
               Multi-Utilities--1.2%
               Suez SA                                               31,000                  887,375
               Veolia Environnement                                  18,800                  805,673
                                                                                        ------------
                                                                                           1,693,048
               -------------------------------------------------------------------------------------
               Total Common Stocks in France                                               2,621,193
====================================================================================================
Germany--1.9%
               Diversified Telecommunication
               Services--0.4%
               Deutsche Telekom AG                                   37,300                  620,047
               -------------------------------------------------------------------------------------
               Electric Utilities--1.1%
               E.On AG                                               17,500                1,667,246
               -------------------------------------------------------------------------------------
               Multi-Utilities--0.4%
               RWE AG                                                 9,000                  622,841
               -------------------------------------------------------------------------------------
               Total Common Stocks in Germany                                              2,910,134
====================================================================================================
Italy--1.3%
               Diversified Telecommunication
               Services--1.3%
               FastWeb SpA (a)                                       14,000                  656,748
               Telecom Italia SpA                                   171,776                  481,583
               Telecom Italia SpA (RNC)                             306,800                  731,725
               -------------------------------------------------------------------------------------
               Total Common Stocks in Italy                                                1,870,056
====================================================================================================
Mexico--1.5%
               Diversified Telecommunication
               Services--0.5%
               Telefonos de Mexico, SA de CV (b)                     32,600                  731,218
               -------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--1.0%
               America Movil, SA de CV (b)                           53,100                1,525,032
               -------------------------------------------------------------------------------------
               Total Common Stocks in Mexico                                               2,256,250
====================================================================================================
Norway--0.4%
               Diversified Telecommunication
               Services--0.4%
               Telenor ASA                                           56,700                  532,645
               -------------------------------------------------------------------------------------
               Total Common Stocks in Norway                                                 532,645
====================================================================================================
Spain--2.4%
               Diversified Telecommunication
               Services--0.5%
               Telefonica SA                                         56,388                  834,974
               -------------------------------------------------------------------------------------
               Electric Utilities--1.9%
               Endesa SA                                             33,600                  876,632
               Iberdrola SA                                          72,200                1,902,442
                                                                                        ------------
                                                                                           2,779,074
               -------------------------------------------------------------------------------------
               Total Common Stocks in Spain                                                3,614,048
====================================================================================================
United Kingdom--4.6%
               Electric Utilities--1.8%
               Scottish & Southern Energy Plc                        41,400                  702,775
               Scottish Power Plc                                   208,900                1,919,465
                                                                                        ------------
                                                                                           2,622,240
               -------------------------------------------------------------------------------------
               Independent Power Producers &
               Energy Traders--0.9%
               International Power Plc                              311,500                1,321,948
               -------------------------------------------------------------------------------------
               Multi-Utilities--0.6%
               Centrica Plc                                          81,000                  322,374
               National Grid Plc                                     69,918                  648,487
                                                                                        ------------
                                                                                             970,861
               -------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--1.3%
               Vodafone Group Plc (b)                                86,900                1,872,695
               -------------------------------------------------------------------------------------
               Total Common Stocks in the United Kingdom                                   6,787,744
               =====================================================================================


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005       9

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country        Industry         Common Stocks                          Held                 Value
====================================================================================================
United States--70.8%
               Commercial Services &
               Supplies--0.3%
               Synagro Technologies, Inc.                           126,000             $    504,000
               -------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--7.0%
               AT&T, Inc.                                           118,300                2,946,853
               BellSouth Corp.                                      108,600                2,960,436
               Citizens Communications Co.                           50,900                  664,245
               Verizon Communications, Inc.                         115,300                3,687,294
                                                                                        ------------
                                                                                          10,258,828
               -------------------------------------------------------------------------------------
               Electric Utilities--20.0%
               American Electric Power Co., Inc.                     52,700                1,925,658
               Cinergy Corp.                                         50,662                2,081,195
               DPL, Inc.                                             23,200                  592,760
               Edison International                                  67,100                3,027,552
               Entergy Corp.                                         36,900                2,583,000
               Exelon Corp.                                         100,000                5,204,000
               FPL Group, Inc.                                       44,600                1,890,594
               FirstEnergy Corp.                                     60,000                2,817,600
               ITC Holdings Corp.                                    17,100                  472,302
               Northeast Utilities                                   31,400                  583,412
               PPL Corp.                                            137,200                4,033,680
               Pinnacle West Capital Corp.                           31,800                1,319,382
               Reliant Energy, Inc. (a)                              41,300                  378,308
               The Southern Co.                                      72,000                2,499,120
                                                                                        ------------
                                                                                          29,408,563
               -------------------------------------------------------------------------------------
               Energy Equipment & Services--1.1%
               GlobalSantaFe Corp.                                   11,100                  503,496
               Halliburton Co.                                        9,200                  585,580
               Noble Corp.                                            7,700                  554,939
                                                                                        ------------
                                                                                           1,644,015
               -------------------------------------------------------------------------------------
               Gas Utilities--5.5%
               AGL Resources, Inc.                                   33,100                1,170,747
               Energen Corp.                                         17,200                  631,240
               Equitable Resources, Inc.                             34,200                1,278,738
               National Fuel Gas Co.                                 27,100                  873,975
               New Jersey Resources Corp.                            25,000                1,062,750
               Oneok, Inc.                                           18,600                  510,198
               Questar Corp.                                         21,500                1,603,040
               UGI Corp.                                             42,000                  924,000
                                                                                        ------------
                                                                                           8,054,688
               -------------------------------------------------------------------------------------
               Independent Power Producers &
               Energy Traders--11.9%
               The AES Corp. (a)                                     32,500                  512,525
               Constellation Energy Group, Inc.                      59,300                3,142,307
               Duke Energy Corp.                                     73,400                1,971,524
               NRG Energy, Inc. (a)                                  26,400                1,152,888
               Ormat Technologies, Inc.                              31,000                  776,550
               TXU Corp.                                             97,500               10,006,425
                                                                                        ------------
                                                                                          17,562,219
               -------------------------------------------------------------------------------------
               Media--1.1%
               Cablevision Systems Corp. Class A (a)                 19,700                  466,102
               Comcast Corp. Special Class A (a)                     41,200                1,072,848
                                                                                        ------------
                                                                                           1,538,950
               -------------------------------------------------------------------------------------
               Multi-Utilities--14.1%
               Alliant Energy Corp.                                  16,000                  453,600
               Ameren Corp.                                          26,700                1,400,682
               CMS Energy Corp. (a)                                  47,800                  668,244
               Consolidated Edison, Inc.                              8,000                  364,320
               Dominion Resources, Inc.                              66,837                5,076,270
               Energy East Corp.                                     15,800                  370,510
               NSTAR                                                 84,400                2,370,796
               NiSource, Inc.                                        19,900                  428,447
               OGE Energy Corp.                                      12,100                  323,796
               PG&E Corp.                                            63,500                2,335,530
               Public Service Enterprise Group, Inc.                 42,900                2,690,688
               SCANA Corp.                                           41,400                1,640,268
               Sempra Energy                                         35,500                1,560,225
               Wisconsin Energy Corp.                                28,600                1,085,370
                                                                                        ------------
                                                                                          20,768,746
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--4.2%
               Chesapeake Energy Corp.                               20,500                  593,475
               ConocoPhillips                                        11,000                  665,610
               EOG Resources, Inc.                                   26,000                1,865,500
               Kinder Morgan, Inc.                                   11,000                  996,600
               Southwestern Energy Co. (a)                           16,000                  545,120
               Williams Cos., Inc.                                   71,800                1,543,700
                                                                                        ------------
                                                                                           6,210,005
               -------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--5.6%
               Alltel Corp.                                          52,945                3,538,314
               American Tower Corp. Class A (a)                      23,000                  627,670
               Nextel Partners, Inc. Class A (a)                     28,400                  752,600
               Sprint Nextel Corp.                                  134,525                3,368,506
                                                                                        ------------
                                                                                           8,287,090
               -------------------------------------------------------------------------------------
               Total Common Stocks in the United States                                  104,237,104
               =====================================================================================
               Total Common Stocks
               (Cost--$93,737,934)--94.8%                                                139,622,176
====================================================================================================

                                                                       Face
                                Trust Preferred                      Amount
====================================================================================================
United States--0.7%
               Independent Power Producers &
               Energy Traders--0.7%
               AES Trust III, 6.75% due 10/15/2029               $1,092,450                  992,705
               -------------------------------------------------------------------------------------
               Total Trust Preferred (Cost--$662,313)--0.7%                                  992,705
====================================================================================================

                                Short-Term                       Beneficial
                                Securities                         Interest
====================================================================================================
United States--4.4%
               Merrill Lynch Liquidity Series, LLC
                 Cash Sweep Series I (c)                         $6,476,013                6,476,013
               -------------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost--$6,476,013)--4.4%                                                    6,476,013
====================================================================================================
               Total Investments
               (Cost--$100,876,260*)--99.9%                                              147,090,894

               Other Assets Less Liabilities--0.1%                                           128,112
                                                                                        ------------

               Net Assets--100.0%                                                       $147,219,006
                                                                                        ============


10     MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................     $ 100,876,260
                                                                  =============
      Gross unrealized appreciation .........................     $  47,172,130
      Gross unrealized depreciation .........................          (957,496)
                                                                  -------------
      Net unrealized appreciation ...........................     $  46,214,634
                                                                  =============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                          $1,929,061         $135,204
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005      11

Statement of Assets and Liabilities

As of November 30, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified cost--$94,400,247)                 $140,614,881
                       Investments in affiliated securities, at value (identified cost--$6,476,013) ..                    6,476,013
                       Foreign cash (cost--$26,636) ..................................................                       26,752
                       Cash ..........................................................................                       25,200
                       Receivables:
                          Securities sold ............................................................  $    720,710
                          Dividends ..................................................................       355,737
                          Capital shares sold ........................................................        86,082
                          Interest ...................................................................        10,420      1,172,949
                                                                                                        ------------
                       Prepaid expenses and other assets .............................................                       33,227
                                                                                                                       ------------
                       Total assets ..................................................................                  148,349,022
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Capital shares redeemed ....................................................       607,482
                          Securities purchased .......................................................       319,990
                          Investment adviser .........................................................        62,937
                          Distributor ................................................................        43,387
                          Other affiliates ...........................................................        35,034      1,068,830
                                                                                                        ------------
                       Accrued expenses and other liabilities ........................................                       61,186
                                                                                                                       ------------
                       Total liabilities .............................................................                    1,130,016
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................................                 $147,219,006
                                                                                                                       ============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                 $    665,008
                       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                      238,942
                       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                      126,096
                       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                      211,580
                       Paid-in capital in excess of par ..............................................                  122,630,002
                       Undistributed investment income--net ..........................................  $    305,281
                       Accumulated realized capital losses--net ......................................   (23,172,617)
                       Unrealized appreciation--net ..................................................    46,214,714
                                                                                                        ------------
                       Total accumulated earnings--net ...............................................                   23,347,378
                                                                                                                       ------------
                       Net Assets ....................................................................                 $147,219,006
                                                                                                                       ============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $79,007,559 and 6,650,077 shares outstanding ..                 $      11.88
                                                                                                                       ============
                       Class B--Based on net assets of $28,298,233 and 2,389,415 shares outstanding ..                 $      11.84
                                                                                                                       ============
                       Class C--Based on net assets of $14,788,663 and 1,260,961 shares outstanding ..                 $      11.73
                                                                                                                       ============
                       Class I--Based on net assets of $25,124,551 and 2,115,801 shares outstanding ..                 $      11.87
                                                                                                                       ============

      See Notes to Financial Statements.


12     MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

Statement of Operations

For the Year Ended November 30, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $159,995 foreign withholding tax) ...........................                 $  4,683,286
                       Interest (including $135,204 from affiliates) .................................                      212,156
                                                                                                                       ------------
                       Total income ..................................................................                    4,895,442
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ......................................................  $    889,003
                       Account maintenance and distribution fees--Class B ............................       231,684
                       Account maintenance fees--Class A .............................................       195,452
                       Account maintenance and distribution fees--Class C ............................       111,102
                       Transfer agent fees--Class A ..................................................       107,631
                       Accounting services ...........................................................       100,507
                       Professional fees .............................................................        54,872
                       Printing and shareholder reports ..............................................        51,054
                       Transfer agent fees--Class B ..................................................        50,189
                       Directors' fees and expenses ..................................................        44,387
                       Custodian fees ................................................................        40,094
                       Registration fees .............................................................        37,484
                       Transfer agent fees--Class I ..................................................        34,711
                       Transfer agent fees--Class C ..................................................        22,134
                       Pricing fees ..................................................................         3,753
                       Other .........................................................................        25,798
                                                                                                        ------------
                       Total expenses ................................................................                    1,999,855
                                                                                                                       ------------
                       Investment income--net ........................................................                    2,895,587
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...........................................................    14,121,841
                          Foreign currency transactions--net .........................................       (35,147)    14,086,694
                                                                                                        ------------
                       Change in unrealized appreciation on:
                          Investments--net ...........................................................     5,840,353
                          Foreign currency transactions--net .........................................        (2,393)     5,837,960
                                                                                                        ----------------------------
                       Total realized and unrealized gain--net .......................................                   19,924,654
                                                                                                                       ------------
                       Net Increase in Net Assets Resulting from Operations ..........................                 $ 22,820,241
                                                                                                                       ============

      See Notes to Financial Statements.


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005      13

Statements of Changes in Net Assets

                                                                                                             For the Year Ended
                                                                                                                November 30,
                                                                                                        ---------------------------
Increase (Decrease) in Net Assets:                                                                          2005           2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................................  $  2,895,587   $  2,673,097
                       Realized gain--net ............................................................    14,086,694      6,229,001
                       Change in unrealized appreciation--net ........................................     5,837,960     25,266,567
                                                                                                        ---------------------------
                       Net increase in net assets resulting from operations ..........................    22,820,241     34,168,665
                                                                                                        ---------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ....................................................................    (1,690,691)    (1,400,106)
                          Class B ....................................................................      (498,453)      (493,529)
                          Class C ....................................................................      (231,125)      (164,643)
                          Class I ....................................................................      (605,203)      (520,382)
                                                                                                        ---------------------------
                       Net decrease in net assets resulting from dividends to shareholders ...........    (3,025,472)    (2,578,660)
                                                                                                        ---------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share transactions ............   (13,372,133)   (25,760,427)
                                                                                                        ---------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..................................................     6,422,636      5,829,578
                       Beginning of year .............................................................   140,796,370    134,966,792
                                                                                                        ---------------------------
                       End of year* ..................................................................  $147,219,006   $140,796,370
                                                                                                        ===========================
                          * Undistributed investment income--net .....................................  $    305,281   $    470,313
                                                                                                        ===========================

      See Notes to Financial Statements.


14      MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

Financial Highlights

                                                                                             Class A
                                                                ------------------------------------------------------------------
                                                                                 For the Year Ended November 30,
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.             2005          2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ..... $    10.38    $     8.23    $     7.40    $     9.67    $    11.81
                                                                ------------------------------------------------------------------
                       Investment income--net** ...............        .24           .20           .19           .26           .32
                       Realized and unrealized gain (loss)--net       1.51          2.14           .85         (2.14)        (1.46)
                                                                ------------------------------------------------------------------
                       Total from investment operations .......       1.75          2.34          1.04         (1.88)        (1.14)
                                                                ------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.25)         (.19)         (.21)         (.28)         (.33)
                          Realized gain--net ..................         --            --            --          (.11)         (.67)
                                                                ------------------------------------------------------------------
                       Total dividends and distributions ......       (.25)         (.19)         (.21)         (.39)        (1.00)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year ........... $    11.88    $    10.38    $     8.23    $     7.40    $     9.67
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      16.95%        28.82%        14.26%       (19.83%)      (10.67%)
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.23%         1.28%         1.33%         1.26%         1.11%
                                                                ==================================================================
                       Investment income--net .................       2.07%         2.11%         2.42%         3.13%         2.86%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) . $   79,008    $   73,286    $   60,142    $   34,038    $   36,794
                                                                ==================================================================
                       Portfolio turnover .....................      25.48%        10.89%        21.20%        31.16%        45.66%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005      15

                                                                                             Class B
                                                                ------------------------------------------------------------------
                                                                                 For the Year Ended November 30,
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.             2005          2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ..... $    10.35    $     8.19    $     7.37    $     9.61    $    11.75
                                                                ------------------------------------------------------------------
                       Investment income--net** ...............        .18           .14           .16           .22           .26
                       Realized and unrealized gain (loss)--net       1.49          2.16           .82         (2.13)        (1.47)
                                                                ------------------------------------------------------------------
                       Total from investment operations .......       1.67          2.30           .98         (1.91)        (1.21)
                                                                ------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.18)         (.14)         (.16)         (.22)         (.26)
                          Realized gain--net ..................         --            --            --          (.11)         (.67)
                                                                ------------------------------------------------------------------
                       Total dividends and distributions ......       (.18)         (.14)         (.16)         (.33)         (.93)
                       Net asset value, end of year ........... $    11.84    $    10.35    $     8.19    $     7.37    $     9.61
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      16.26%        28.30%        13.47%       (20.16%)      (11.25%)
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.75%         1.81%         1.86%         1.77%         1.63%
                                                                ==================================================================
                       Investment income--net .................       1.56%         1.58%         2.08%         2.63%         2.40%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) . $   28,298    $   31,935    $   41,317    $   74,822    $  147,549
                                                                ==================================================================
                       Portfolio turnover .....................      25.48%        10.89%        21.20%        31.16%        45.66%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


16     MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

                                                                                             Class C
                                                                ------------------------------------------------------------------
                                                                                 For the Year Ended November 30,
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.             2005          2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ..... $    10.25    $     8.13    $     7.31    $     9.55    $    11.68
                                                                ------------------------------------------------------------------
                       Investment income--net** ...............        .17           .14           .15           .21           .25
                       Realized and unrealized gain (loss)--net       1.50          2.12           .83         (2.11)        (1.45)
                                                                ------------------------------------------------------------------
                       Total from investment operations .......       1.67          2.26           .98         (1.90)        (1.20)
                                                                ------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.19)         (.14)         (.16)         (.23)         (.26)
                          Realized gain--net ..................         --            --            --          (.11)         (.67)
                                                                ------------------------------------------------------------------
                       Total dividends and distributions ......       (.19)         (.14)         (.16)         (.34)         (.93)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year ........... $    11.73    $    10.25    $     8.13    $     7.31    $     9.55
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      16.34%        28.03%        13.62%       (20.27%)      (11.24%)
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.80%         1.85%         1.91%         1.84%         1.69%
                                                                ==================================================================
                       Investment income--net .................       1.49%         1.53%         1.93%         2.55%         2.31%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) . $   14,789    $   11,898    $   10,994    $   10,545    $   10,194
                                                                ==================================================================
                       Portfolio turnover .....................      25.48%        10.89%        21.20%        31.16%        45.66%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005      17

Financial Highlights (concluded)

                                                                                             Class I
                                                                ------------------------------------------------------------------
                                                                                 For the Year Ended November 30,
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.              2005          2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ..... $    10.37    $     8.22    $     7.39    $     9.66    $    11.81
                                                                ------------------------------------------------------------------
                       Investment income--net** ...............        .26           .22           .21           .29           .34
                       Realized and unrealized gain (loss)--net       1.51          2.14           .84         (2.15)        (1.47)
                                                                ------------------------------------------------------------------
                       Total from investment operations .......       1.77          2.36          1.05         (1.86)        (1.13)
                                                                ------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.27)         (.21)         (.22)         (.30)         (.35)
                          Realized gain--net ..................         --            --            --          (.11)         (.67)
                                                                ------------------------------------------------------------------
                       Total dividends and distributions ......       (.27)         (.21)         (.22)         (.41)        (1.02)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year ........... $    11.87    $    10.37    $     8.22    $     7.39    $     9.66
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      17.25%        29.16%        14.54%       (19.64%)      (10.54%)
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................        .98%         1.03%         1.07%         1.00%          .86%
                                                                ==================================================================
                       Investment income--net .................       2.32%         2.36%         2.77%         3.39%         3.15%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) . $   25,125    $   23,677    $   22,514    $   20,342    $   26,700
                                                                ==================================================================
                       Portfolio turnover .....................      25.48%        10.89%        21.20%        31.16%        45.66%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


18     MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Utilities and Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005      19

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may purchase and write call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


20     MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $35,147 has been reclassified between undistributed net investment income and accumulated realized net capital losses on investments as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account      Distribution
                                                  Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class A ................................                .25%            --
Class B ................................                .25%           .50%
Class C ................................                .25%           .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 2,219               $41,546
Class I ............................               $    21               $   246
--------------------------------------------------------------------------------

For the year ended November 30, 2005, MLPF&S received contingent deferred sales charges of $36,304 and $2,001, relating to transactions in Class B Shares and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005      21

("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $10,390 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2005.

For the year ended November 30, 2005 the Fund reimbursed MLIM $3,675 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2005 were $36,829,490 and $51,687,902, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $13,372,133 and $25,760,427 for the years ended November 30, 2005 and November 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2005                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          465,190      $  5,276,033
Automatic conversion of shares .............          283,666         3,199,572
Shares issued to shareholders
   in reinvestment of dividends ............          116,214         1,322,524
                                                 ------------------------------
Total issued ...............................          865,070         9,798,129
Shares redeemed ............................       (1,275,616)      (14,475,156)
                                                 ------------------------------
Net decrease ...............................         (410,546)     $ (4,677,027)
                                                 ==============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2004                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          282,359      $  2,555,395
Automatic conversion of shares .............        1,250,628        11,120,589
Shares issued to shareholders
   in reinvestment of dividends ............          120,893         1,091,475
                                                 ------------------------------
Total issued ...............................        1,653,880        14,767,459
Shares redeemed ............................       (1,904,582)      (17,277,664)
                                                 ------------------------------
Net decrease ...............................         (250,702)     $ (2,510,205)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2005                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          309,576      $  3,457,354
Shares issued to shareholders
   in reinvestment of dividends ............           31,715           359,265
                                                 ------------------------------
Total issued ...............................          341,291         3,816,619
                                                 ------------------------------
Automatic conversion of shares .............         (284,614)       (3,199,572)
Shares redeemed ............................         (754,153)       (8,527,451)
                                                 ------------------------------
Total redeemed .............................       (1,038,767)      (11,727,023)
                                                 ------------------------------
Net decrease ...............................         (697,476)     $ (7,910,404)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2004                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          304,248      $  2,789,140
Shares issued to shareholders
   in reinvestment of dividends ............           40,756           365,876
                                                 ------------------------------
Total issued ...............................          345,004         3,155,016
                                                 ------------------------------
Automatic conversion of shares .............       (1,045,446)      (11,120,589)
Shares redeemed ............................       (1,255,100)       (9,438,326)
                                                 ------------------------------
Total redeemed .............................       (2,300,546)      (20,558,915)
                                                 ------------------------------
Net decrease ...............................       (1,955,542)     $(17,403,899)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2005                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          372,824      $  4,174,489
Shares issued to shareholders
   in reinvestment of dividends ............           16,623           187,409
                                                 ------------------------------
Total issued ...............................          389,447         4,361,898
Shares redeemed ............................         (288,951)       (3,263,839)
                                                 ------------------------------
Net increase ...............................        100,496 $         1,098,059
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2004                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          145,974      $  1,325,472
Shares issued to shareholders
   in reinvestment of dividends ............           15,000           133,902
                                                 ------------------------------
Total issued ...............................          160,974         1,459,374
Shares redeemed ............................         (353,438)       (3,148,439)
                                                 ------------------------------
Net decrease ...............................         (192,464)     $ (1,689,065)
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended November 30, 2005                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          260,026      $  2,946,308
Shares issued to shareholders
   in reinvestment of dividends ............           45,445           516,186
                                                 ------------------------------
Total issued ...............................          305,471         3,462,494
Shares redeemed ............................         (472,012)       (5,345,255)
                                                 ------------------------------
Net decrease ...............................         (166,541)     $ (1,882,761)
                                                 ==============================


22     MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended November 30, 2004                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ................................          190,762      $  1,705,184
Shares issued to shareholders
   in reinvestment of dividends ............           49,587           446,639
                                                 ------------------------------
Total issued ...............................          240,349         2,151,823
Shares redeemed ............................         (696,696)       (6,309,081)
                                                 ------------------------------
Net decrease ...............................         (456,347)     $ (4,157,258)
                                                 ==============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits.The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended November 30, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.027056 per Class A Share, $.016204 per Class B Share, $.015937 per Class C Share, and $.032120 per Class I Share on December 20, 2005 to shareholders of record on December 14, 2005.

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                  11/30/2005        11/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .........................     $  3,025,472      $  2,578,660
                                                 ------------------------------
Total taxable distributions ................     $  3,025,472      $  2,578,660
                                                 ==============================

As of November 30, 2005, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
       Undistributed ordinary income--net ....................        $305,281
       Undistributed long-term capital gains--net ............              --
                                                                   -----------
       Total undistributed earnings--net .....................         305,281
       Capital loss carryforward .............................     (23,172,617)*
       Unrealized gains--net .................................      46,214,714
                                                                   -----------
       Total accumulated earnings--net .......................     $23,347,378
                                                                   ===========

      * On November 30, 2005, the Fund had a net capital loss carryforward of $23,172,617, of which $20,663,752 expires in 2010 and $2,508,865 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005      23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Utilities and Telecommunications Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 18, 2006

Important Tax Information (unaudited)

The following information is provided with respect to the quarterly distributions paid by Merrill Lynch Utilities and Telecommunications Fund, Inc. during the fiscal year ended November 30, 2005:

--------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals .........................................     100%
Dividends Qualifying for the Dividends Received Deduction for Corporations ........     100%
--------------------------------------------------------------------------------------------


24     MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1990 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     50 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; International
            Age: 65                              Consultant, Urban Institute, Washington, DC from
                                                 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1994 to  Professor, Harvard Business School since 1989;        49 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     50 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from                           Inc.
            Age: 53                              1985 to 1989; Associate Professor, Graduate                           (manufactur-
                                                 School of Business Administration, University of                      ing)
                                                 Michigan from 1979 to 1985; Director, Harvard
                                                 School of Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       49 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment               50 Portfolios
            08543-9095                           adviser) in 2000; General Counsel, Director and
            Age: 60                              Secretary of Sanford C. Bernstein & Co., Inc.
                                                 (investment adviser/broker-dealer) from 1997 to
                                                 2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                                 from 1994 to 2000; Director and Secretary of
                                                 SCB, Inc. since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; and Director of Covenant
                                                 House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   49 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        50 Portfolios
            08543-9095                           Service,from 1961 to 1995 and Career Minister from
            Age: 70                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State from 1991 to 1994; U.S. Ambassador
                                                 to the Hashemite Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005      25

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1990 to  Professor of Finance from 1984 to 1995, Dean from     49 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          50 Portfolios   Co., Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of the Prudential Insurance  50 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 71                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer    to       Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                                 IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen M. P.O. Box 9011  Vice         2002 to  Director of MLIM since 2000; Vice President of MLIM from 1994 to 2000.
Anderson    Princeton, NJ  President    present
            08543-9011
            Age: 47
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997. Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


26     MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       MERRILL LYNCH UTILITIES AND
                   TELECOMMUNICATIONS FUND, INC.       NOVEMBER 30, 2005      27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Utilities and
Telecommunications Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #11693 -- 11/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending November 30, 2005 - $31,000
                                  Fiscal Year Ending November 30, 2004 - $30,500

         (b) Audit-Related Fees - Fiscal Year Ending November 30, 2005 - $0
                                  Fiscal Year Ending November 30, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending November 30, 2005 - $5,700
                                  Fiscal Year Ending November 30, 2004 - $5,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending November 30, 2005 - $0
                                  Fiscal Year Ending November 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending November 30, 2005 - $5,738,110
             Fiscal Year Ending November 30, 2004 - $12,448,225

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Utilities and Telecommunications Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Utilities and Telecommunications Fund, Inc.

Date: January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Utilities and Telecommunications Fund, Inc.

Date: January 25, 2006


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Utilities and Telecommunications Fund, Inc.

Date: January 25, 2006